EARNINGS PER SHARE (EPS) (Tables)	12 Months Ended
Dec. 31, 2019
Weighted average number of shares outstanding:
Schedule of Earnings per Share
Basic and diluted earnings per share are based on the weighted average number of ordinary shares outstanding. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Year ended December 31,
	2019	2018	2017
Numerator for EPS:
Net income (loss)	$806	$(4,408)	$2,396
Denominator for EPS:
Weighted average shares outstanding – basic	8,874,696	8,864,885	8,848,028
Dilutive shares	-	-	61,044
Weighted average shares outstanding – diluted	8,874,696	8,864,885	8,909,072
EPS:
Basic and diluted	$0.1	$(0.5)	$0.27